                                       OPPENHEIMER CONCENTRATED GROWTH FUND
                                           Supplement dated July 1, 2002
                                     to the Prospectus dated February 28, 2002

The Prospectus is changed as follows:

1.       The supplement dated June 18, 2002 is hereby withdrawn.

2.   The section titled "Portfolio Managers" on page 9 is deleted and replaced with the following:

     Portfolio  Managers.  The Fund's portfolio is managed by Bruce Bartlett and James F. Turner,  II. Mr. Bartlett
     is a Senior  Vice  President  of the  Manager  and a Vice  President  of the Fund and serves as an officer and portfolio manager of other  Oppenheimer  funds. Mr. Turner is a Vice President of the Manager and serves as an officer  and  portfolio  manager of other  Oppenheimer  funds.  Previously,  he was a  portfolio  manager  for
     Technology Crossover Ventures from May 2000 through March 2001.

     Mr.  Bartlett joined the Manager in 1995 and became a Senior Vice President in 1999. Mr. Turner joined the Manager in 1996 and became a Vice President in March 2001.

3.   The fourth  sentence of the first  paragraph of the section titled "How Can You Buy Class A Shares?  - Class A
     Contingent Deferred Sales Charge" on page 14 is deleted and replaced with the following sentence:

     For  grandfathered  retirement  accounts,  the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.

4.   The section titled  "Distribution  and Service  (12b-1) Plans - Service Plan for Class A Shares" on page 17 is revised by adding the following after the third sentence in that paragraph:

     With  respect to Class A shares  subject to a Class A  contingent  deferred  sales  charge  purchased  by grandfathered  retirement accounts,  the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year,  the
     Distributor pays the service fee to dealers on a quarterly basis.

July 1, 2002                                                                                    PS0715.008